Exhibit 4.8.33 - Electronic Catalogue (11) - Pass Window - Selection Table for Ordinary Type Pass Window

洁净传递窗明细表 AIR CLEANING TRANSMISSION WINDOW DETAIL LIST (2)

项目名称 Project: ____________　　**项目编号 Pro. No.:** ____________

文件编号 Doc. No: ____________　**版本 Rev.:** A　　**日期 Date:** ____________

数量Qua: ____________　　**位置Location:** ____________

No.	内容 Description			选择 Choice					
1	箱体外形尺寸 SPB Outside size (mm)			宽 Width		高 Height		深 Depth	
2	箱体内部净尺寸 SPB Inside size (mm)			宽 Width		高 Height		深 Depth	
3	门页外形尺寸 Doorsheet size (mm)			宽 Width		高 Height		厚度 Thick	
4	窗 Window	双层钢化视窗double tempered windows		☐ 无 No		☐ 有 Yes			
	*窗外形尺寸 Window size (mm)			宽 Width		高 Height		厚度 Thick	
5	外箱材质 Outside box materials			☐ Steel钢		颜色Color: ☐		☐ SUS不锈钢	
6	内箱材质 Inside box materials			Steel(Color) 钢(颜色)		☐ SUS不锈钢		☐ 特富龙Teflon	
7	联锁方式 Interlock type			☐ 无 No		☐ 机械Mechanical		☐ 电子Electronical	
8	内部照明 Lighting fixture			☐ 无 No		☐ 有 Yes			
9	紫外线杀菌灯 Ultraviolet Lighting			☐ 无 No		☐ 有 Yes		需提供杀菌时间provide germicidal time	
10	安装高度 Height of bottom			☐ 贴地On the floor;		☐ 离地Above floor;			带底盘 with chasis
11	吹淋Fan								
12	安装方式 Installation type								
									
	数量Qua.	☐	☐	☐	☐	☐	☐	☐	
13	其他Others	内外箱体1.0mm厚材料1.0mm-thick material in inside and outside box		内箱体带圆弧角inside box with arc chord angle		带控制面板+电路板 with control panel and circuit board			
		密封条在门框上gland strip on doorframes		顶固隐藏式铰链 TOP STRONG concealed hinge		带强力磁铁+门磁开关 with powerful magnet and door position switch			
		把手(D=160mm) handle (D=160mm)		带电源线 with power cord					

洁净传递窗明细表（一）

项目名称 Project:	扬子江4号楼-冻干粉针	项目编号 Pro. No.:	533
文件编号 Doc. No.:	P533PB01　版本 Rev.: A	日期 Date:	2/24/2009
	数量Qua. 1	位置Location:	

No.	内容 Description	选择 Choice					
1	箱体外形尺寸 SPB Outside size (mm)	宽 Width	630	高 Height	1300	深 Depth	580
2	箱体内部净尺寸 SPB Inside size (mm)	宽 Width	400	高 Height	500	深 Depth	500
3	门页外形尺寸 Doorsheet size (mm)	宽 Width		高 Height		厚度 Thick.	
4	窗 Window	☐ 无 No		☑ 有 Yes			
	*窗外形尺寸 Window size (mm)	宽 Width		高 Height		厚度 Thick.	
5	外箱材质 Outside box materials	☐ Steel钢		颜色Color:		☑ SUS不锈钢	
6	内箱材质 Inside box materials	Steel(Color) 钢(颜色)		☑ SUS不锈钢		☐ 特富龙 Teflon	
7	联锁方式 Interlock type	☐ 无 No		☐ 机械Mechanical		☑ 电子Electronical	
8	内部照明 Lighting fixture	☑ 无 No		☐ 有 Yes			
9	紫外线杀菌灯 Ultraviolet Lighting	☐ 无 No		☑ 有 Yes		可设时间0-60分可调	
10	安装高度 Height of bottom	☐ 贴地On the floor;		☑ 离地Above floor:		350	
11	安装方式 Installation type						



数量Qua.							
		1					

传递窗编号

No.				
12	Others其他	内外箱体1.2厚材料	带自净功能	控制面板采用贴膜式
		传递窗带密封条在门框上		